                                   STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350
                            AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Annual Report on Form 11-K (the "Annual Report") of the Edison
401(k) Savings Plan (the "Plan"), for the year ended December 31, 2004, and pursuant to 18 U.S.C. Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies, in his capacity as
Chair of the Southern California Edison Company Benefits Committee, the Plan administrator, to the best of his knowledge, that:

1.       The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
         Exchange Act of 1934 (U.S.C. 78m(a) or 78o(d); and

2.       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

                                        EDISON 401(K) SAVINGS PLAN

                                        By: /s/ Frederick J. Grigsby, Jr.
                                            -----------------------------------------------
                                            Frederick J. Grigsby, Jr.
                                            Chair of the Southern California Edison Company
                                            Benefits Committee

Dated:     June 27, 2005

Because the Plan is not a corporate issuer, the statement in paragraph 2 above (which is in the form required by
18 U.S.C. Section 1350), shall be taken to refer to the financial condition of the Plan at December 31, 2004, and the changes in net assets of the Plan for the year ended December 31, 2004.

This statement accompanies the Annual Report pursuant to Section 906 of the Sarbanes Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Plan for purposes of
Section 18 of the Securities Exchange Act of 1934.

A signed original of this written statement has been provided to the Plan administrator and will be retained by the Plan administrator and furnished to the Securities and Exchange Commission or its staff upon request.